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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 1996, with respect to the financial statements of NewCity Communications, Inc. included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-08737) and related Prospectus of Cox Radio, Inc. for the registration of shares of its common stock.


                                          ERNST & YOUNG LLP

Stamford, Connecticut

September 4, 1996